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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 17, 2007
                                                         ----------------------
                               CONECTISYS CORPORATION
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                      (Name of small business issuer in its charter)

            Colorado                       3663                84-1017107
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(State or other jurisdiction of(Primary Standard Industrial (I.R.S. Employer incorporation or organization) Classification Code Number)  Identification No.)

        25115 Avenue Stanford, Suite 320, Valencia, California       91355
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         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (661) 295-6763
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          (Former name or former address, if changed since last report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.      Entry Into a Material Definitive Agreement.

        On January 17, 2007, ConectiSys Corporation (the "Company") and Trimark Associates Inc. ("Trimark") executed an Independent Contractor Agreement (the "Agreement") for the Company to provide installation of its H-Net(TM)technology for a key irrigation district cooperative in Northern California. The Company is to provide the services described in individual task orders at compensation rates also set forth therein. The Agreement provides customary confidentiality, nondisclosure and non- use obligations with respect to confidential information obtained by the Company. The Agreement also provides for customary assignments in favor of Trimark of inventions and other intellectual property developed by the Company for the purpose of performing its services under the Agreement, subject to customary exclusions, including pre-existing intellectual property developed by the Company, which is to remain the sole property of the Company. The Company is required under the Agreement to maintain workers' compensation insurance. The Company is also required to maintain employer's liability, commercial general liability and automobile liability insurance, each in the minimum amount of $1,000,000. The Agreement is to continue until the services described in the various task orders are completed. The Agreement may, however, be terminated in advance by either party at any time and for any reason with 15-days' prior written notice.

Item 9.01.      Financial Statements and Exhibits.

                (a)     Financial Statements of Businesses Acquired.

                        Not applicable.

                (b)     Pro Forma Financial Information.

                        Not applicable.

                (c)     Exhibits.


                        Number  Description
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                        Not applicable.

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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2007                          CONECTISYS CORPORATION


                                                 By:/S/ ROBERT A. SPIGNO
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                                                    Robert A. Spigno
                                                    Chief Executive Officer
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